UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
Current Report Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of report (Date of earliest event reported): June 11, 2009
THORATEC CORPORATION

(Exact name of registrant as specified in its charter)
California
(State of Other Jurisdiction of Incorporation)

000-49798	94-2340464
(Commission File Number)	(IRS Employer Identification
Number)
6035 Stoneridge Drive
Pleasanton, California 94588

(Address of principal executive offices including zip code)

(925) 847-8600
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

8-K	Form 8-K

Item 8.01	Other Events	3

Item 9.01	Financial Statements and Exhibits	4

SIGNATURES		5

EXHIBIT INDEX		6
EX-23.1
EX-99.1
8

ITEM 8.01 Other Events
     On January 4, 2009, Thoratec Corporation (“we,” “our,” “us,” or the “Company”) adopted Financial Accounting Standards Board Staff Position (“FSP”) APB 14-1, Accounting for Convertible Debt Instruments That May Be Settled in Cash Upon Conversion (Including Partial Cash Settlement). FSP APB 14-1 requires convertible debt instruments that allow for either mandatory or optional cash settlements upon conversion to be separately accounted for in a manner that reflects the issuer’s nonconvertible debt borrowing rate. FSP APB 14-1 requires retrospective application to all periods presented. FSP APB 14-1 changed the historical accounting for our senior subordinated convertible notes issued in May 2004.
     We are filing this Current Report on Form 8-K to reflect the impact of the adoption of FSP APB 14-1 on previously issued financial statements. For further details see Note 1, “Operations and Significant Accounting Policies — Recently Issued Accounting Standards” in the Notes to Consolidated Financial Statements. This will permit us to incorporate these financial statements by reference, or otherwise, in future Securities and Exchange Commission filings. Accordingly, the following items of our Annual Report on Form 10-K for the fiscal year ended January 3, 2009 are being re-issued to reflect the impact of the adoption of FSP APB 14-1 and are filed in Exhibit 99.1 to this Current Report on Form 8-K:
•	Part II, Item 6 — Selected Consolidated Financial Data

•	Part II, Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

•	Part II, Item 8 — Financial Statements and Supplementary Data
     The revised sections of the Annual Report on Form 10-K, included in this Current Report on Form 8-K, have not otherwise been updated for activities or events occurring after the date this information was presented in our Annual Report on Form 10-K for the fiscal year ended January 3, 2009 filed with the Securities and Exchange Commission on February 27, 2009. This Current Report on Form 8-K should be read in conjunction with our Annual Report on Form 10-K (except for items 6, 7 and 8, which are included in this Current Report on Form 8-K) for our fiscal year ended January 3, 2009, our Quarterly Report on Form 10-Q for the quarterly period ended April 4, 2009 and our Current Reports on Form 8-K and any amendments thereto for updated information. Unaffected items of our Annual Report on Form 10-K for the fiscal year ended January 3, 2009 have not been repeated in this Current Report on Form 8-K.

ITEM 9.01 Financial statements and Exhibits

Exhibit
Number	Exhibit

23.1	Consent of Independent Registered Public Accounting Firm

99.1	For the fiscal year ended January 3, 2009

Part II, Item 6 — Selected Consolidated Financial Data

Part II, Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8 — Consolidated Financial Statements and Supplementary Data

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, as amended the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

THORATEC CORPORATION
By:	/s/ David V. Smith
David V. Smith
Executive Vice President, Chief Financial Officer (Principal Accounting Officer)

Date: June 11, 2009

EXHIBIT INDEX

Exhibit
Number	Description
23.1	Consent of Independent Registered Public Accounting Firm

99.1	For the fiscal year ended January 3, 2009

Part II, Item 6 — Selected Consolidated Financial Data

Part II, Item 7 — Management’s Discussion and Analysis of Financial Condition and Results of Operations

Part II, Item 8 — Consolidated Financial Statements and Supplementary Data